Exhibit 23

                      CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Form 10-QSB of Environmental Plasma Arc Technologies, Inc. of our report for the period ended March 31, 1996

                                              SHELLEY & COMPANY, CPA
                                              /s/ Shelley & Company
                                              -------------------------

Salt Lake City, Utah
December 21, 1996